SCHEDULE 14A
                                (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement      Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))
X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Lancer Orthodontics, Inc.
               (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(Payment of Filing Fee (Check the appropriate box):
X    No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

           Fee paid previously with preliminary materials

           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number or the Form or Schedule and date of its filing.

       (1) Amount previously paid:

       (2) Form, Schedule, or Registration Statement No.:

       (3) Filing party:

       (4) Date filed:

                         LANCER ORTHODONTICS, INC.


              NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


                       TO BE HELD SEPTEMBER 2, 2003


                           AND PROXY STATEMENT


     The 2002 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 2:00 p.m. on Tuesday, September 2, 2003 at Biomerica, Inc.'s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663.

     The purposes of the meeting are:

     1. To elect a Board of Directors of the Company for the ensuing year.

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on July 29, 2003, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the meeting in person are requested to date, sign, and mail the enclosed proxy as promptly as possible in the enclosed envelope.

                                          By Order of the Board of Directors



                                          /s/ Zackary S. Irani
                                          Zackary S. Irani
                                          Chairman of the Board and
                                          Chief Executive Officer


San Marcos, California
July 28, 2003











                         LANCER ORTHODONTICS, INC.

                            253 PAWNEE STREET
                       SAN MARCOS, CALIFORNIA 92069

                      ANNUAL MEETING OF SHAREHOLDERS
                            SEPTEMBER 2, 2003

                             PROXY STATEMENT

                              INTRODUCTION


     The Annual Meeting of Shareholders of Lancer Orthodontics, Inc., a California Corporation, (the "Company") will be held at 2:00 p.m. on September 2, 2003, at Biomerica, Inc.'s Corporate Offices, 1533
Monrovia Avenue, Newport Beach, California 92663 for the purposes set forth on the accompanying Notice of 2002 Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy are being mailed on or about July 31, 2003, to shareholders of the Company in connection with the solicitation, by the Company's Board of Directors, of proxies to be used at the 2002 Annual Meeting of Shareholders and any adjournment thereof (the "Annual Meeting").

     The presence at the Annual Meeting of Stockholders, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the record date is entitled to one vote on each matter to be considered at the Annual Meeting.

     If a Proxy in the accompanying form is duly executed and returned the shares represented thereby will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the nominees for Director named herein. However, giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. Any shareholder may revoke his or her Proxy at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by submitting a Proxy bearing a later date to the Secretary of the Company, or by voting in person at the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

     The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will, upon request, reimburse banks, brokerage firms, and other custodians and nominees for their reasonable expenses in sending proxy materials to beneficial shareholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record as of the close of business on July 29, 2003, are entitled to vote at the meeting or any adjournment thereof. As of May 31, 2003, the Company had outstanding 2,196,224 shares of Common Stock, without par value. Holders of record of the Stock are entitled to one vote for each share held. Shareholders are entitled to cumulative voting, pursuant to which a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast a total number of votes equal to the resulting product for any one candidate, or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless the shareholder has given notice at the meeting, prior to voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of the date of this Proxy Statement, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each executive officer of the Company, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her.

     Name and Address                Amount and Nature of         Percent of
     of Beneficial Owner (1)(2)      Beneficial Ownership (3)      Class (2)

     Biomerica                             683,562 (4)               31.1%

     Zackary Irani                         231,063 (5)                9.9%

     Janet Moore                           318,913 (6)               14.4%

     Dr. Robert Orlando                     40,792 (7)                1.8%

     Dr. Francis Cano                       28,750 (8)                1.3%

     All executive officers and
     directors as a group (4 persons)      619,518 (9)               25.7%

(1) The address for Mr. Irani, Ms. Moore, Dr. Orlando, and Dr. Cano is 1533 Monrovia Avenue, Newport Beach CA 92663.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on 2,196,224 issued and outstanding shares of Common Stock.

(3) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and depositive power with respect to such shares.

(4) Biomerica, Inc.'s address is 1533 Monrovia Avenue, Newport Beach CA 92663.

(5) Includes 139,833 shares of Common Stock underlying options exercisable by Mr. Irani at or within 60 days after the date of the proxy.

(6) Includes 2,771 shares in the name of Ms. Moore's minor sons and 22,250 shares of Common Stock underlying options exercisable by Ms. Moore at or within 60 days after the date of the proxy.

(7) Includes 22,250 shares of Common Stock underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.

(8) Includes 28,750 shares of Common Stock underlying options exercisable by Dr. Cano at or within 60 days after the date of the proxy.

(9) Includes 213,083 shares underlying options exercisable at or within 60 days after the date of the proxy.

Series D Preferred Stock

     The Company has authorized shares of Series D Preferred Stock. Each share is entitled to a $.04 non-cumulative dividend and is convertible at the option of the holder into common stock at the rate of seven shares of preferred stock for one share of common stock. The Company, at its option, can redeem outstanding shares of the preferred stock for cash at $.50 per share after December 31, 1994. In May 2000, all 370,483 issued and outstanding shares were converted into 52,926 shares of common stock. As of the date of this proxy statement, there were no shares issued and outstanding.

Certain Related Transactions

     During the fiscal year ended May 31, 2002, the Company paid Biomerica, Inc. $11,500 as reimbursement of accounting fees, and issued 37,595 shares of restricted common stock to Biomerica as reimbursement of legal fees associated with filing a special proxy and S-4. The terms of the transaction are the same as they would have been with a third party.


                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors to be elected at the meeting will hold office until the next annual meeting or until their successors shall be elected and qualified. The persons named in the enclosed proxy card will vote the shares represented by the proxies given to them for the election of the four (4) nominees listed in the table below, unless authority to do so is withheld. The shares represented by proxies will not be voted for a greater number of persons than the number of nominees listed below; however, the proxy holders have the right (subject to the same conditions as apply to cumulation of votes by a shareholder) to cumulate the votes represented by proxies and to distribute the votes among the listed nominees in such manner as they see fit to elect the maximum number of such nominees. If any nominees should not be available for election as Directors, which the Board of Directors and management do not presently anticipate, the persons named in the enclosed proxy will vote for the election of such other person as the Board of Directors and management may recommend.

     The Board of Directors has nominated the following four persons to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

     Name                     Age    Position
     Zackary Irani             36    Chairman of the Board, CEO, and Director
     Janet Moore               52    Secretary and Director
     Dr. Robert Orlando        65    Director
     Dr. Francis Cano          58    Director

     The following is a summary of the Directors' experiences with the Company and their other business experience:

     Mr. Z. Irani has been a Director of the Company since October 29, 1992. Mr. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997. Mr. Irani has been the Chief Executive Officer and Chairman of Biomerica since August 1997. Prior to that time, Mr. Irani served as Vice President of Business Development of Biomerica since July 1994 and Business Development Manager of Biomerica since 1988. Mr. Irani also serves as a Director of Biomerica. Mr. Irani has been fully employed by the Company since June, 2002. Mr. Irani is currently at the Lancer location two days per week. In prior periods most of his time has been devoted to Biomerica.

     Ms. Moore has been a Director of the Company since October 25, 1996, and was a Director of the Company from October 29, 1992 through November 4, 1994. Ms. Moore has been an employee of Biomerica since 1976 and currently serves as the CFO, Secretary, Treasurer, and as a Director of Biomerica.

     Dr. Orlando has been a Director of the Company since July 20, 1988. Dr. Orlando is a professor of pathology and has served as Chief Pathologist of Whittier Hospital in Whittier, California, since 1981 and of Beverly Hospital in Montebello, California, since 1991. Dr. Orlando has also been a professor at the Southern California College of Optometry in Fullerton, California, since 1972. Dr. Orlando also serves as a Director of Biomerica.

     Dr. Cano has served as a Director of the Company since May 2001. Dr. Cano currently works as a consultant in the biomedical field. From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of PDM, an information technology company. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation.

Lancer does not have a CFO, so the CEO, Mr. Zack Irani, the Director of Financial Planning, Mr. John Dodge, and the Accounting Manager, Ms. Cathy Wyss, review financial reporting and sign certifications. Mr. Dodge is a CPA with 20 plus years accounting experience, including serving as Controller for Bear Creek Golf Club and Johnson Textile Ltd. He has been employed by Lancer for four days a week since August 1999. He also consults for Biomerica one day per week. Ms. Wyss has been employed in the accounting department of Lancer since 1985. Her previous experience includes employment as Field Auditor for the State of Indiana Department of Revenue.



Meetings of the Board of Directors and its Committees

     The Board of Directors met three times during the fiscal year ended May 31, 2002 (the "2002 Fiscal Year"). In 1979, the Board of Directors of the Company created an Executive Committee, which is vested with all the authority of the Board of Directors of the Company, except as restricted by the Company's Bylaws and the California General Corporation Law. The Executive Committee is presently composed by Mr. Z. Irani and Dr. Cano.
The Executive Committee did not meet during the 2002 Fiscal Year.

     The Audit Committee is presently composed of Ms. Moore and Dr. Orlando. The Audit Committee met once with the auditors during the 2002 Fiscal Year.

     The Executive Compensation Committee is composed of Ms. Moore and Dr. Orlando. The Executive Compensation Committee did not meet in Fiscal 2002.

     Each outside Director is to be paid $500 for each Board or Committee meeting attended and $200 for each telephonic meeting. Currently accrued fees are only owed to Dr. Cano.

     The Company has no other committees.

                            EXECUTIVE COMPENSATION

     The following table presents, for each of the last three fiscal years, the annual compensation earned by the Chief Executive Officer. Neither the Chief Executive Officer nor any other officer of the Company earned in excess of $100,000 during any of the last three fiscal years.

Summary Compensation Table
                                                              Long Term Compensation
                             Annual Compensation             Awards          Payouts
                                                                   Securities
Name and                                      Other    Restricted  Underlying
Principal                                     Annual     Stock      Options/  LTIP   All Other
Position (1)      Year   Salary (2) Bonus  Compensation  Awards       SARs   Payouts Compensation
Zackary Irani,
Chairman of the   2002  $30,000 (2)   --        --     $21,000 (5) 113,000(6)   --       --
Board and Chief   2001  $ 3,000 (3)   --        --          --          --      --       --
Executive Officer 2000  $ 7,700 (4)   --        --          --          --      --       --

(1) Mr. Z. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997.

(2) This sum includes directors fees which have been accrued and partially paid with shares of common stock.

(3) This sum represents directors fees which have been accrued and partially paid with shares of common stock. Mr. Irani also received $45,000 of compensation from Biomerica.

(4) This sum represents directors fees which have been accrued and paid with 7,700 shares of stock.

(5) This sum represents 60,000 shares of restricted common stock at $.35 per share to be issued.

(6) This sum represents 113,000 options to purchase common stock at $.30 per share, exercisable at the rate of one-third per year.

The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board regarding all forms of compensation and benefits provided the Company's officers. In addition, the Compensation Committee establishes and reviews general policies relating to the compensation and benefits of all the Company's employees. The Compensation comprises Dr. Robert Orlando and Ms. Janet Moore. One compensation committee meeting was held during the fiscal year ended May 31, 2002.

Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The audit committee met once during the fiscal year ended May 31, 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.





/s/ Janet Moore                      /s/ Dr. Robert Orlando
Janet Moore                          Dr. Robert Orlando


Stock Option Grants in Last Fiscal Year

     The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2002, to the Company's Chief Executive Officer.

                            Individual Grants

                   Number          Percent of Total
                   of Securities   Options/SARs
                   Underlying      Granted to        Exercise
                   Options/SARs    Employees in      or Base       Expiration
Name               Granted (#)     Fiscal Year       Price ($/Sh)     Date

Zackary Irani      113,000           --              $.30              --

Options Exercises and Fiscal Year End Values

     The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during Fiscal 2002 and unexercised options held as of the end of the fiscal year.

               Shares        Number of Securities                     Value of Unexercised
              Acquired     Underlying   Unexercised                   in the Money Options
                 on          Value      Options at Fiscal Year End    at Fiscal Year End (1)
Name          Exercise(#)  Realized($)  Exercisable  Unexercisable  Exercisable Unexercisable
Zackary Irani     -0-         -0-         77,167        75,333           -0-          -0-

(1) Based on closing price for the Company's common stock on the last business day of the fiscal year.

Stock Options

     Under the 2000 Stock Incentive Plan (the "Plan"), the Company is authorized to grant stock options to key employees, officers, and directors of the Company (or its parent corporation), non-employee members of the Board of Directors of the Company (or its parent), and consultants who provide valuable services to the Company. Any options outstanding at date of plan termination will remain in effect. Under the plan, 450,000 shares have been authorized for grant or issuance. Stock options granted under the Plan shall be granted at an option price not less than 85% of the fair market value for options granted to employees, or less than 100% of the fair market value for options granted to non-employees. The fair market value of the stock is as of the date the option is granted. Most options granted under the Plan to date expire five (5) years from the date of their respective grant and all were granted at fair market value at the date of grant. As of July 15, 2003, options to purchase 678,000 shares of Common Stock were outstanding, exercisable at prices ranging from $.25 to $1.00 per share with an average exercise price of $1.18. As of July 15, 2003, options to purchase 344,417 shares of Common Stock were exercisable, with an average exercise price of $.61. Outstanding incentive options to purchase 229,000 shares of Common Stock are exercisable at the rate of one-fourth, one-third, or one-half per year. Outstanding non-qualified options to purchase 449,000 shares of Common Stock are exercisable at the rate of one-fourth, one-third, or one-half per year. Options to purchase 86,000 shares of Common Stock at $1.00 expire on September 4, 2003.

                         SECTION 16 COMPLIANCE

     The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by the Company's directors, officers, and persons who beneficially own more than 10% of the Company's stock. To the best of the Company's knowledge and belief, there were no late filings under Section 16 by or for any of the Company's directors and officers during Fiscal 2002.

     It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended May 31, 2002 was $26,000. The Company was billed a total of $15,000 for the reviews of the financial statements included in the Company's Form 10-QSB.

     The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by the principal accountants for professional services with respect to financial information systems design and implementation for the fiscal year ended May 31, 2002.

All Other Fees

     The Company paid professional fees of $1,200 for the review of the 2001 proxy.

Other Business

     Management is not aware of any matters to come before the Annual Meeting other than those stated in the Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

Annual Report

     The Annual Report to Stockholders and Form 10-KSB covering the Company's fiscal year ended May 31, 2002, is being mailed to stockholders with this Proxy Statement. The annual report does not form any part of the material for the solicitation of the Proxy.

Date for Submission of Stockholder Proposals for Next Annual Meeting

     Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than September 15, 2003. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

By Order of the Board of Directors,



/s/ Zackary S. Irani
Zackary S. Irani


San Marcos, California
July 28, 2003